Exhibit 10.1 DOLLAR TREE, INC. NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PROGRAM Adopted on March 8, 2023 The Board of Directors (the “Board”) of Dollar Tree, Inc. (the “Company”) has approved the following Non-Employee Director Deferred Compensation Program (the “Program”) to continue to provide deferred compensation opportunities for non-employee directors with respect to compensation earned for their service on the Board. The Program is effective July 1, 2023. For the avoidance of doubt, all amounts deferred by Non-Employee Directors pursuant to the terms of the Company’s 2013 Director Deferred Compensation Plan on or before June 30, 2023, shall continue to be administered in accordance with the terms of such Plan and applicable deferral elections. 1. ELIGIBILITY. Any member of the Board who is not an employee of the Company or any of its subsidiaries (a “Non-Employee Director”) is eligible to defer compensation under this Program. 2. COMMON STOCK ISSUANCE. Any amount payable in the form of Company common stock (“Common Stock”) pursuant to an election made under the Program shall be issued pursuant to and in accordance with the terms of the Company’s 2021 Omnibus Incentive Plan or any successor plan (the “Incentive Plan”). 3. ADMINISTRATION. The Program shall be administered and interpreted by the Compensation Committee of the Board (the “Committee”) or any delegate appointed by the Committee to the extent of such delegation. Such administration and interpretation shall be in a manner consistent with the Incentive Plan as applicable. 4. DEFERRED COMPENSATION. 4.1 DEFERRAL OF CASH COMPENSATION. Any Non-Employee Director may elect to defer, for subsequent payment in either cash or shares of Common Stock, all or a portion of the annual cash retainer and any additional cash fees payable by the Company to a Non- Employee Director for his or her service as a director (the “Cash Fees,” which shall not include reimbursements of expenses or other payments that are not related to services rendered as a director) earned during any calendar year by delivering a deferral election to the Company not later than (a) December 31 of the calendar year immediately preceding the calendar year to which the deferral election relates, or (b) with respect to the calendar year in which an individual first becomes a Non-Employee Director the date stated in a deferral election form provided by the Company, which date shall be no later than thirty days after the date such individual becomes a Non-Employee Director; provided that an election made under clause (b) of this Section 4.1 shall not apply to any Cash Fees earned prior to the date such election becomes irrevocable. Unless otherwise expressly provided by the Board, all Cash Fees are earned upon the date payable (absent a deferral election). The election form shall specify the amount or portion of the Cash Fees to be

2 deferred; whether and to what extent such Cash Fees are to be deferred for payment in cash or in shares of Common Stock; the manner of payment with respect to such deferred amounts; the date on which the deferred amounts shall be paid; and whether the deferred amount shall be paid in a lump sum or in installment payments. Such election shall remain in force for such calendar year and for Cash Fees earned in each calendar year thereafter until changed or revoked by the director by written notice to the Company not later than December 31 immediately preceding the calendar year to which such change or revocation relates. A deferral election made under this Section 4.1 may not be changed or revoked after the dates set forth in clauses (a) or (b) above. The foregoing provisions of this Section 4.1 shall pertain to initial deferral elections with regard to a deferral of Cash Fees under the Program. In addition, any Non-Employee Director may elect to make one subsequent deferral election with regard to Cash Fees subject to an initial deferral election under this Section 4.1. Such subsequent deferral election shall be made on a form provided or specified by the Company for this purpose and shall be irrevocable when made. Further, such subsequent deferral election (i) may be made only with respect to a distribution date previously specified by a Non-Employee Director on his or her applicable initial election form and not with respect to a distribution based on the date the Non-Employee Director ceases to serve as a director of the Company; (ii) may not change the form of distribution from a lump sum to installments or from installments to a lump sum; (iii) must be made not less than 12 months before the distribution date previously specified; (iv) shall not take effect until 12 months after the date on which such subsequent deferral election is made; (v) must specify a new distribution date that is at least five years after the distribution date previously specified; (vi) may not change an election for payment in cash to an election for payment in shares of Common Stock (or vice versa); and (vii) must be approved in advance by the Board or the Compensation Committee (or a subcommittee thereof) in accordance with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, if the initial deferral election was for payment in shares of Common Stock. 4.2 DEFERRAL OF EQUITY AWARDS. A Non-Employee Director may elect to defer all or a portion of the shares of Common Stock issuable under the Incentive Plan as equity compensation to a Non-Employee Director for his or her service as a director (each, an “Equity Award”) earned during any calendar year by delivering a deferral election to the Company not later than (a) December 31 of the calendar year immediately preceding the calendar year to which the deferral election relates; or (b) with respect to the calendar year in which an individual first becomes a Non-Employee Director, the date stated in a deferral election form provided by the Company, which date shall be no later than thirty days after the date such individual becomes a Non-Employee Director; provided that an election made under clause (b) of this Section 4.2 shall not apply to any Equity Award earned prior to the date such election becomes irrevocable. Unless otherwise expressly provided by the Board, an Equity Award is earned as of the date it is awarded (absent a deferral election). The election form shall specify the amount or portion of the Equity Award to be deferred; the date on which the deferred shares shall be issued to the Non-Employee Director; and whether the deferred shares shall be issued in a lump sum or in installments. Such election shall remain in force for such calendar year and for Equity Awards earned during each calendar year thereafter until changed or revoked by the Non-Employee Director by written notice to the Company not later than December 31 immediately preceding the calendar year to which such change or revocation relates. A deferral election made under this Section 3.2 may not be changed or revoked after the dates set forth in clauses (a) or (b) above. The foregoing provisions of this Section 4.2 shall pertain to initial deferral elections with regard to deferral of an Equity

3 Award under the Program. In addition, any Non-Employee Director may elect to make one subsequent deferral election with regard to an Equity Award subject to an initial deferral election under this Section 4.2. Such subsequent deferral election shall be made on a form provided or specified by the Company for this purpose and shall be irrevocable when made. Further, such subsequent deferral election (i) may be made only with respect to a distribution date previously specified by a Non-Employee Director on his or her applicable initial election form and not with respect to a distribution based on the date the Non-Employee Director ceases to serve as a director of the Company; (ii) may not change the form of distribution from a lump sum to installments or from installments to a lump sum; (iii) must be made not less than 12 months before the distribution date previously specified; (iv) shall not take effect until 12 months after the date on which such subsequent deferral election is made; (v) must specify a new distribution date that is at least five years after the distribution date previously specified; and (vi) must be approved in advance by the Board or the Compensation Committee (or a subcommittee thereof) in accordance with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934. 4.3 ACCOUNTS; INTEREST AND DIVIDEND CREDITS. On the first day of each calendar quarter (the “Credit Date”), a Non-Employee Director who elects to defer his or her Cash Fees shall receive a credit to his or her applicable deferred compensation accounts under the Program (the “Deferred Compensation Accounts”) as hereinafter provided. Any portion of a Non- Employee Director’s Cash Fees which are deferred in cash shall be credited to the Non-Employee Director’s cash deferral account (a “Cash Deferral Account”). The amount of the credit shall equal the amount of Cash Fees deferred in cash by the Non-Employee Director during the immediately preceding calendar quarter. Any portion of a Non-Employee Director’s Cash Fees which are deferred for payment in shares of Common Stock shall be credited to the Non-Employee Director’s deferred stock account (a “Deferred Stock Account”). The amount of the credit to such Deferred Stock Account shall be the number of shares of Common Stock (rounded to the nearest one hundredth of a Share) determined by dividing the amount of the Non-Employee Director’s Cash Fees deferred for payment in shares of Common Stock during the immediately preceding quarter by the closing price of a share of Common Stock as reported on the principal stock exchange where the Common Stock is listed on the Credit Date, or if there is no trading on such exchange on the Credit Date, on the immediately preceding trading day. On the first day of each calendar quarter, an amount shall be credited to each Non-Employee Director’s Cash Deferral Account equal to the Interest Rate (as hereinafter defined) on the balance credited to the Cash Deferral Account during the immediately preceding calendar quarter. Interest shall accrue on the balance of each Non- Employee Director’s Cash Deferral Account commencing with the date the first payment is credited thereto and ending with the final payment therefrom. For this purpose, “Interest Rate” shall mean, with respect to any calendar quarter, the 30-year Treasury Bond Rate then in effect. A Non-Employee Director who elects under Section 4.2 to defer issuance of an Equity Award shall receive a credit to his or her Deferred Stock Account as of the date of grant of such Equity Award. The amount of the credit to such Deferred Stock Account shall equal the number of shares of Common Stock granted to the Non-Employee Director pursuant to the Equity Award which the Non-Employee Director elected to defer for the applicable calendar year. Each time any dividend is paid on the Common Stock, a Non-Employee Director who has a positive balance in his or her Deferred Stock Account shall receive a credit to such Account. The

4 amount of the dividend credit shall be the number of shares of Common Stock (rounded to the nearest one-hundredth of a share) determined by multiplying the dividend amount per share of Common Stock by the number of shares of Common Stock credited to the Non-Employee Director’s Deferred Stock Account as of the record date for the dividend and dividing the product by the closing price per share of Common Stock reported on the principal stock exchange where the Common Stock is listed on the dividend payment date. Any distribution of shares of Common Stock from a Non-Employee Director’s Deferred Stock Account shall be made from the Incentive Plan. A Non-Employee Director shall have no rights as a shareholder with respect to the Deferred Stock Account until the date of the issuance of shares of Common Stock to the Non-Employee Director (as evidenced by the issuance of a stock certificate or the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). The Company shall manage the recordkeeping and other routine administrative duties relating to the deferrals of cash and equity compensation by a Non-Employee Director. 4.4 PAYMENT OF DEFERRED FEES; ISSUANCE OF DEFERRED SHARES. (a) A Non-Employee Director’s Deferred Compensation Accounts shall be distributed (by cash payment or issuance of Common Stock, as applicable) to the Non-Employee Director (or, in the event of death, to his or her designated beneficiary or estate) as follows: at the Non-Employee Director’s election, either (i) in a single lump sum distribution as soon as practicable following the earlier of (x) the date on which the Non-Employee Director ceases to serve as a director of the Company (and such cessation constitutes a “separation from service” under Treasury Regulation sections 1.409A-1(h)(2)(i) and (h)(5)) or (y) the date specified by the Non-Employee Director as the distribution date (such earlier date shall be referred to as the “Distribution Date”), or (ii) in annual installments over a period, to be specified by the Non- Employee Director, not to exceed five years commencing as soon as practicable after the Distribution Date. A Non-Employee Director shall elect the time and form of distribution of the Non-Employee Director’s Deferred Compensation Accounts at the same time and in the same manner as his or her related deferral elections under Sections 4.1 or 4.2 of this Program. A Non- Employee Director’s elections under this Section 4.4 shall become irrevocable at the same time as his or her related deferral elections under Sections 4.1 or 4.2 of the Program. With respect to any deferral election timely made under Section 4.1 or 4.2, if the Non-Employee Director fails to make a valid election with respect to the time and form of distribution of a deferred amount, then such deferred amount shall be distributed in a single lump sum as soon as practicable following the date the Non-Employee Director ceases to serve as a director. If a Non-Employee Director’s Deferred Compensation Accounts is distributed in installments, then the amount of an installment distribution shall be equal to the balance of the Cash Deferral Account (including interest credits) or the number of deferred shares in the Deferred Stock Accounts, as applicable, as of the distribution date of the applicable installment, divided by the remaining number of installment payments (including the applicable installment) to be made. With respect to any lump sum payment or final installment payment of shares of Common Stock from a Non-Employee Director’s Deferred Stock Account, any fraction of a share shall be paid in cash.

5 (b) Upon the death of a Non-Employee Director, the Company shall distribute any remaining account balance or deferred shares of Common Stock in such Non-Employee Director’s Deferred Compensation Accounts as a single lump sum within 90 days following the date of death as set forth in Section 4.5 of this Program. (c) A lump sum distribution and the first distribution in a series of installment distributions shall be made no later than: (i) the end of the calendar year in which the Distribution Date occurs, or (ii) if later, the 15th day of the third month following the Distribution Date. Subsequent installment distributions shall be paid on the anniversary date of the first distribution; provided the director may not directly or indirectly designate the taxable year of payment. For purposes of applying Internal Revenue Code (“Code”) section 409A, installment distributions shall be treated as a single payment or distribution. (d) Except as provided in Treasury Regulation section 1.409A-3(j), no acceleration in the time or schedule of any payment or amount scheduled to be paid from a Non- Employee Director’s Deferred Compensation Account is permitted. 4.5 DESIGNATION OF AND PAYMENT TO BENEFICIARY. Each Non-Employee Director may designate in writing a beneficiary to receive such portion, if any, of the Non- Employee Director’s Deferred Compensation Accounts as remains unpaid at the director’s death. Upon receipt of evidence of death, the Company shall be authorized to distribute any deferred shares of Common Stock or pay any deferred cash in accordance with the most recent beneficiary designation instructions provided by the director under the Program. A valid beneficiary designation under this Program shall be the sole beneficiary designation applicable to an Equity Award deferred under this Program and shall constitute the beneficiary designation form approved by the Company with respect to any Equity Award deferred under this Program for purposes of Section 19.5 of the Incentive Plan. In the absence of a valid beneficiary designation, that portion, if any, of a Deferred Cash Account or Deferred Stock Account remaining unpaid at the director’s death shall be paid to his or her estate. 4.6 NATURE OF PROMISE. The Company shall not be required to segregate or earmark any funds or shares of Common Stock in respect of its obligations under this Section 4. Neither a Non-Employee Director nor any other person shall have any rights to any assets of the Company by reason of amounts deferred or benefits accrued under this Program, other than as a general unsecured creditor of the Company. The Program constitutes a mere promise by the Company to make payments in the future and is unfunded for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Code. 4.7 NO RIGHT TO CONTINUE AS A DIRECTOR. Neither this Program nor any action taken pursuant to this Program shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation. 4.8 CHANGE IN CONTROL. Any outstanding balance in a Non-Employee Director’s Deferred Cash Account shall be paid in a lump sum and any outstanding balance in a Non- Employee Director’s Deferred Stock Account shall be fully distributed in shares of Common Stock

6 if the Eligible Director ceases to serve as a director of the Company or a surviving company during the period that begins on the date of a Change in Control (as defined below) and ends on the last day of the calendar year in which such Change in Control occurs. For purposes of Section 4 of the Program, the term “Change in Control” means the occurrence of any of the following: (i) the sale, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to an entity that is not controlled by the Company; or (ii) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company; or (iii) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all the shares of Stock outstanding prior to such transaction do not hold, directly or indirectly, at least 50% of the outstanding shares of the surviving company after the transaction; or (iv) during any period of twelve (12) consecutive months, individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director) who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof. Notwithstanding the foregoing, no event shall constitute a Change in Control unless such event would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Code section 409A and Treasury Regulations § 1.409A-3(i)(5)(v), (vi) & (vii). 4.9 SECTION 409A OF THE CODE. (a) It is specifically intended that all provisions of Section 4 of the Program and all elections, consents and modifications thereunder will comply with the requirements of Code section 409A. The Company is authorized to adopt rules or regulations deemed necessary or appropriate in connection therewith to anticipate and/or comply the requirements of Code section 409A and to declare any election, consent or modification thereto void if non-compliant with Code section 409A. Any benefit, payment or other right provided by the Program shall be provided or made in a manner, and at such time, in such form and subject to such election procedures (if any), as is necessary to avoid a plan failure described in Code section 409A(a)(1), including without limitation, deferring payment until the occurrence of an event, specified time or pursuant to a fixed schedule described in Code section 409A(a)(2), subject, to the extent applicable, the six-month delay for any deferred payments due a “specified employee” upon separation from service, as applied consistent with Treasury Regulations section 1.409A-3(i)(2) (in which case payment distributions may not be made before the date which is six months after the date of separation from service, or if earlier the date of death of the Non-Employee Director.. (b) The provisions of Section 4 of the Program and all elections, consents and modifications thereunder shall be interpreted and operated as necessary to comply with the

7 Program’s intent as set forth in this Section 4.9. The Company does not guarantee the tax treatment of any payment of cash or shares of Common Stock or any other rights or benefits provided under this Program and in all events a Non-Employee Director shall remain liable for all federal, state and local income and employment taxes for any such payments, benefits or other rights. 5. GENERAL PROVISIONS. 5.1 AMENDMENT OR TERMINATION OF THE PROGRAM. The Board may suspend or discontinue the Program or revise or amend it in any respect, subject to Section 4.9. The Program may not be terminated unless such termination is permitted and administered in accordance with Treasury Regulation section 1.409A-3(j)(4)(ix). 5.2 NO SHAREHOLDERS’ RIGHTS. A Non-Employee Director shall have no rights as a shareholder with respect to the Deferred Stock Account until the date of the issuance of shares of Common Stock to the Non-Employee Director (as evidenced by the issuance of a stock certificate or the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). 5.3 CHOICE OF LAW. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Program, including each election made hereunder, shall be governed by the laws of the Commonwealth of Virginia, without regard to its conflict of law rules. 5.4 SEVERABILITY. If any one or more of the provisions (or any part thereof) of the Program shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Program shall not in any way be affected or impaired thereby.